Supplemental Information
First Quarter 2026

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Income statement
Net interest income	$15,745	$15,750	$15,233	$14,670	$14,443
Noninterest income	14,527	12,617	13,807	12,773	13,804
Total revenue, net of interest expense	30,272	28,367	29,040	27,443	28,247
Provision for credit losses	1,337	1,308	1,295	1,592	1,480
Noninterest expense	18,531	17,437	17,337	17,183	17,770
Income before income taxes	10,404	9,622	10,408	8,668	8,997
Pretax, pre-provision income (1)	11,741	10,930	11,703	10,260	10,477
Income tax expense	1,820	1,975	2,076	1,498	1,637
Net income	8,584	7,647	8,332	7,170	7,360
Preferred stock dividends	429	328	429	291	406
Net income applicable to common shareholders	8,155	7,319	7,903	6,879	6,954
Diluted earnings per common share	1.11	0.98	1.04	0.90	0.89
Average diluted common shares issued and outstanding	7,417.5	7,546.9	7,627.1	7,651.6	7,770.8
Dividends paid per common share	$0.28	$0.28	$0.28	$0.26	$0.26

Performance ratios
Return on average assets	0.99%	0.89%	0.96%	0.84%	0.89%
Return on average common shareholders’ equity	11.95	10.45	11.40	10.12	10.37
Return on average shareholders’ equity	11.51	9.98	11.01	9.74	10.15
Return on average tangible common shareholders’ equity (2)	16.00	13.97	15.29	13.61	13.97
Return on average tangible shareholders’ equity (2)	14.98	12.97	14.35	12.77	13.32
Efficiency ratio	61.22	61.47	59.70	62.61	62.91

At period end
Book value per share of common stock	$38.66	$38.44	$37.72	$36.92	$36.17
Tangible book value per share of common stock (2)	28.84	28.73	28.16	27.49	26.90
Market capitalization	347,583	396,686	378,125	351,904	315,482
Number of financial centers - U.S.	3,540	3,628	3,649	3,664	3,681
Number of branded ATMs - U.S.	14,902	14,909	14,920	14,904	14,866
Headcount	212,134	213,207	213,384	213,388	212,732

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 29.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 29.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net interest income
Interest income	$33,359	$34,261	$35,366	$34,873	$34,066
Interest expense	17,614	18,511	20,133	20,203	19,623
Net interest income	15,745	15,750	15,233	14,670	14,443

Noninterest income
Fees and commissions	10,549	10,181	10,337	9,469	9,415
Market making and similar activities	3,637	2,074	3,203	3,153	3,584
Other income	341	362	267	151	805
Total noninterest income	14,527	12,617	13,807	12,773	13,804
Total revenue, net of interest expense	30,272	28,367	29,040	27,443	28,247

Provision for credit losses	1,337	1,308	1,295	1,592	1,480

Noninterest expense
Compensation and benefits	11,334	10,602	10,523	10,332	10,889
Information processing and communications	2,018	1,913	1,827	1,819	1,894
Occupancy and equipment	1,900	1,884	1,872	1,836	1,856
Product delivery and transaction related	1,126	1,011	1,025	974	914
Professional fees	583	682	606	640	652
Marketing	533	563	572	563	506
Other general operating	1,037	782	912	1,019	1,059
Total noninterest expense	18,531	17,437	17,337	17,183	17,770
Income before income taxes	10,404	9,622	10,408	8,668	8,997
Income tax expense	1,820	1,975	2,076	1,498	1,637
Net income	$8,584	$7,647	$8,332	$7,170	$7,360
Preferred stock dividends	429	328	429	291	406
Net income applicable to common shareholders	$8,155	$7,319	$7,903	$6,879	$6,954

Per common share information
Earnings	$1.12	$0.99	$1.06	$0.91	$0.91
Diluted earnings	1.11	0.98	1.04	0.90	0.89
Average common shares issued and outstanding	7,256.1	7,364.9	7,466.0	7,581.2	7,677.9
Average diluted common shares issued and outstanding	7,417.5	7,546.9	7,627.1	7,651.6	7,770.8

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net income	$8,584	$7,647	$8,332	$7,170	$7,360
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(529)	667	438	(315)	366
Net change in debit valuation adjustments	660	(168)	(305)	(153)	297
Net change in derivatives	(627)	445	636	1,196	1,313
Employee benefit plan adjustments	35	282	(16)	26	27
Net change in foreign currency translation adjustments	9	(7)	6	13	11
Other comprehensive income (loss)	(452)	1,219	759	767	2,014
Comprehensive income	$8,132	$8,866	$9,091	$7,937	$9,374

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net interest income
Interest income
Loans and leases	$15,483	$16,015	$16,191	$15,651	$15,223
Debt securities	6,291	6,755	6,958	6,913	6,767
Federal funds sold and securities borrowed or purchased under agreements to resell	3,857	3,763	3,802	4,094	3,774
Trading account assets	3,198	2,979	3,195	3,057	3,008
Other interest income	4,530	4,749	5,220	5,158	5,294
Total interest income	33,359	34,261	35,366	34,873	34,066

Interest expense
Deposits	7,301	8,268	8,932	8,681	8,632
Short-term borrowings	6,510	6,472	7,172	7,435	6,963
Trading account liabilities	745	602	672	676	707
Long-term debt	3,058	3,169	3,357	3,411	3,321
Total interest expense	17,614	18,511	20,133	20,203	19,623
Net interest income	$15,745	$15,750	$15,233	$14,670	$14,443

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$865	$934	$990	$1,036	$916
Other card income	628	632	639	610	602
Total card income	1,493	1,566	1,629	1,646	1,518
Service charges
Deposit-related fees	1,306	1,284	1,267	1,265	1,228
Lending-related fees	368	365	365	350	333
Total service charges	1,674	1,649	1,632	1,615	1,561
Investment and brokerage services
Asset management fees	4,312	4,193	3,972	3,698	3,738
Brokerage fees	1,229	1,107	1,091	1,082	1,075
Total investment and brokerage services	5,541	5,300	5,063	4,780	4,813
Investment banking fees
Underwriting income	951	752	992	806	770
Syndication fees	337	324	438	289	369
Financial advisory services	553	590	583	333	384
Total investment banking fees	1,841	1,666	2,013	1,428	1,523
Total fees and commissions	10,549	10,181	10,337	9,469	9,415
Market making and similar activities	3,637	2,074	3,203	3,153	3,584
Other income (loss)	341	362	267	151	805
Total noninterest income	$14,527	$12,617	$13,807	$12,773	$13,804

(1)Gross interchange fees and merchant income were $3.4 billion, $3.6 billion, $3.4 billion, $3.5 billion and $3.3 billion and are presented net of $2.5 billion, $2.6 billion, $2.5 billion, $2.4 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the first quarter of 2026 and the fourth, third, second and first quarters of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2026	December 31 2025	March 31 2025
Assets
Cash and due from banks	$27,125	$28,595	$24,734
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	215,354	203,250	248,845
Cash and cash equivalents	242,479	231,845	273,579
Time deposits placed and other short-term investments	7,386	7,474	7,282
Federal funds sold and securities borrowed or purchased under agreements to resell	383,264	316,578	328,365
Trading account assets	364,221	366,954	339,614
Derivative assets	48,315	40,881	36,206
Debt securities:
Carried at fair value	386,389	402,975	388,559
Held-to-maturity, at amortized cost	514,738	522,660	550,720
Total debt securities	901,127	925,635	939,279
Loans and leases	1,205,035	1,185,700	1,110,625
Allowance for loan and lease losses	(13,148)	(13,203)	(13,256)
Loans and leases, net of allowance	1,191,887	1,172,497	1,097,369
Premises and equipment, net	12,539	12,516	12,151
Goodwill	69,021	69,021	69,021
Loans held-for-sale	10,944	5,165	6,867
Customer and other receivables	96,082	98,186	80,329
Other assets	168,921	164,986	158,977
Total assets	$3,496,186	$3,411,738	$3,349,039

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$529,194	$517,834	$513,905
Interest-bearing	1,372,969	1,361,177	1,346,423
Deposits in non-U.S. offices:
Noninterest-bearing	14,924	14,216	16,105
Interest-bearing	120,576	125,502	113,131
Total deposits	2,037,663	2,018,729	1,989,564
Federal funds purchased and securities loaned or sold under agreements to repurchase	353,020	344,716	376,070
Trading account liabilities	129,833	105,996	105,470
Derivative liabilities	43,938	42,076	35,365
Short-term borrowings	57,630	48,088	41,470
Accrued expenses and other liabilities	247,470	231,074	203,005
Long-term debt	325,964	317,816	304,146
Total liabilities	3,195,518	3,108,495	3,055,090
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,951,164, 3,991,164 and 3,771,164 shares	24,996	25,992	20,499
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,129,908,032, 7,212,464,345 and 7,560,084,716 shares	18,885	26,084	41,038
Retained earnings	267,765	261,693	245,683
Accumulated other comprehensive income (loss)	(10,978)	(10,526)	(13,271)
Total shareholders’ equity	300,668	303,243	293,949
Total liabilities and shareholders’ equity	$3,496,186	$3,411,738	$3,349,039

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$7,184	$7,139	$6,062
Loans and leases	16,936	17,875	18,045
Allowance for loan and lease losses	(855)	(871)	(911)
Loans and leases, net of allowance	16,081	17,004	17,134
All other assets	701	709	608
Total assets of consolidated variable interest entities	$23,966	$24,852	$23,804

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$6,403	$5,779	$4,289
Long-term debt	6,319	6,847	8,368
All other liabilities	21	18	30
Total liabilities of consolidated variable interest entities	$12,743	$12,644	$12,687

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	March 31 2026	December 31 2025	March 31 2025
Risk-based capital metrics (1, 2):
Standardized Approach
Common equity tier 1 capital	$199,695	$201,410	$201,177
Tier 1 capital	224,671	227,382	221,666
Total capital	258,321	261,232	256,466
Risk-weighted assets	1,779,222	1,772,941	1,711,025
Common equity tier 1 capital ratio	11.2%	11.4%	11.8%
Tier 1 capital ratio	12.6	12.8	13.0
Total capital ratio	14.5	14.7	15.0

Advanced Approaches
Common equity tier 1 capital	$199,695	$201,410	$201,177
Tier 1 capital	224,671	227,382	221,666
Total capital	247,433	250,347	245,995
Risk-weighted assets	1,594,024	1,570,022	1,513,856
Common equity tier 1 capital ratio	12.5%	12.8%	13.3%
Tier 1 capital ratio	14.1	14.5	14.6
Total capital ratio	15.5	15.9	16.2

Leverage-based metrics (1, 2):
Adjusted average assets	$3,432,747	$3,348,087	$3,272,037
Tier 1 leverage ratio	6.5%	6.8%	6.8%

Supplementary leverage exposure	$4,085,886	$3,986,002	$3,859,796
Supplementary leverage ratio	5.5%	5.7%	5.7%

Total ending equity to total ending assets ratio	8.6	8.9	8.8
Common equity ratio	7.9	8.1	8.2
Tangible equity ratio (3)	6.7	7.0	6.8
Tangible common equity ratio (3)	6.0	6.2	6.2

(1)Effective in the fourth quarter of 2025, the Corporation elected to change its accounting methods for certain tax-related equity investments and applied those changes retrospectively through cumulative adjustment to retained earnings. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of March 31, 2025.
(2)Regulatory capital ratios at March 31, 2026 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements.The Corporation’s binding ratio was the Total capital ratio under the Standardized approach at March 31, 2026 and December 31, 2025, and the Tier 1 capital ratio under the Standardized approach at March 31, 2025.
(3)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 29.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	March 31 2026	December 31 2025	March 31 2025
Total common shareholders' equity	$275,672	$277,251	$273,450
Impact of change in accounting method (1)	—	—	1,632
Goodwill, net of related deferred tax liabilities	(68,651)	(68,651)	(68,649)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,739)	(8,761)	(8,419)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,371)	(1,386)	(1,425)
Defined benefit pension plan net assets, net-of-tax	(876)	(868)	(800)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,090	1,825	1,173
Accumulated net (gain) loss on certain cash flow hedges (2)	2,657	2,020	4,298
Other	(87)	(20)	(83)
Common equity tier 1 capital	199,695	201,410	201,177
Qualifying preferred stock, net of issuance cost	24,995	25,991	20,498
Other	(19)	(19)	(9)
Tier 1 capital	224,671	227,382	221,666
Tier 2 capital instruments	19,518	19,627	20,650
Qualifying allowance for credit losses	14,359	14,431	14,442
Other	(227)	(208)	(292)
Total capital under the Standardized approach	258,321	261,232	256,466
Adjustment in qualifying allowance for credit losses under the Advanced approaches	(10,888)	(10,885)	(10,471)
Total capital under the Advanced approaches	$247,433	$250,347	$245,995

(1)Represents the decrease in retained earnings due to the Corporation's election to change accounting methods for certain tax-related equity investments in the fourth quarter of 2025. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of March 31, 2025.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2026			Fourth Quarter 2025			First Quarter 2025
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$244,128	$2,087	3.47%	$231,494	$2,142	3.67%	$272,012	$2,810	4.19%
Time deposits placed and other short-term investments	10,470	77	2.98	10,277	85	3.31	9,202	92	4.04
Federal funds sold and securities borrowed or purchased under agreements to resell	346,289	3,857	4.52	321,873	3,763	4.64	322,012	3,774	4.75
Trading account assets	258,038	3,232	5.08	238,209	3,009	5.01	231,437	3,034	5.31
Debt securities	914,990	6,307	2.77	933,012	6,773	2.88	923,747	6,786	2.95
Loans and leases (2)
Residential mortgage	236,089	2,084	3.54	235,813	2,076	3.52	228,638	1,916	3.36
Home equity	26,884	352	5.31	26,798	377	5.59	25,849	366	5.74
Credit card	103,087	2,822	11.10	102,992	2,902	11.18	100,173	2,838	11.49
Direct/Indirect and other consumer	114,167	1,453	5.17	112,803	1,519	5.34	106,847	1,432	5.43
Total consumer	480,227	6,711	5.65	478,406	6,874	5.71	461,507	6,552	5.74
U.S. commercial	466,097	5,776	5.02	455,781	5,934	5.17	411,783	5,427	5.34
Non-U.S. commercial	158,080	1,851	4.75	152,913	2,038	5.29	138,853	2,058	6.01
Commercial real estate	68,829	963	5.67	67,312	1,005	5.93	65,751	1,020	6.29
Commercial lease financing	16,295	233	5.74	16,483	225	5.46	15,844	215	5.46
Total commercial	709,301	8,823	5.04	692,489	9,202	5.27	632,231	8,720	5.59
Total loans and leases	1,189,528	15,534	5.29	1,170,895	16,076	5.45	1,093,738	15,272	5.65
Other earning assets	136,534	2,427	7.20	133,120	2,578	7.68	114,695	2,443	8.63
Total earning assets	3,099,977	33,521	4.38	3,038,880	34,426	4.50	2,966,843	34,211	4.67
Cash and due from banks	25,877			25,668			23,700
Other assets, less allowance for loan and lease losses	386,636			363,243			358,468
Total assets	$3,512,490			$3,427,791			$3,349,011
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$1,109,607	$4,940	1.81%	$1,107,741	$5,508	1.97%	$1,068,521	$5,526	2.10%
Time and savings deposits	251,937	1,689	2.72	254,150	1,846	2.88	262,711	2,119	3.27
Total U.S. interest-bearing deposits	1,361,544	6,629	1.97	1,361,891	7,354	2.14	1,331,232	7,645	2.33
Non-U.S. interest-bearing deposits	129,047	672	2.11	129,717	914	2.80	116,733	987	3.42
Total interest-bearing deposits	1,490,591	7,301	1.99	1,491,608	8,268	2.20	1,447,965	8,632	2.42
Federal funds purchased and securities loaned or sold under agreements to repurchase	384,213	4,287	4.52	351,973	4,197	4.73	385,091	4,629	4.87
Short-term borrowings and other interest-bearing liabilities	198,232	2,223	4.55	181,742	2,275	4.97	160,226	2,334	5.91
Trading account liabilities	52,927	745	5.71	47,160	602	5.06	53,678	707	5.34
Long-term debt	253,997	3,058	4.86	245,470	3,169	5.14	241,036	3,321	5.56
Total interest-bearing liabilities	2,379,960	17,614	3.00	2,317,953	18,511	3.17	2,287,996	19,623	3.47
Noninterest-bearing sources
Noninterest-bearing deposits	526,338			520,915			510,367
Other liabilities (3)	303,691			285,050			256,461
Shareholders’ equity	302,501			303,873			294,187
Total liabilities and shareholders’ equity	$3,512,490			$3,427,791			$3,349,011
Net interest spread			1.38%			1.33%			1.20%
Impact of noninterest-bearing sources			0.69			0.75			0.79
Net interest income/yield on earning assets (4)		$15,907	2.07%		$15,915	2.08%		$14,588	1.99%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $77.3 billion, $72.8 billion and $53.7 billion of structured notes and liabilities for the first quarter of 2026 and the fourth and first quarters of 2025, respectively.
(4)Net interest income includes FTE adjustments of $162 million, $165 million and $145 million for the first quarter of 2026 and the fourth and first quarters of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	March 31, 2026
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$44,544	$72	$(1,170)	$43,446
Agency-collateralized mortgage obligations	18,365	47	(137)	18,275
Commercial	44,212	181	(452)	43,941
Non-agency residential	270	54	(61)	263
Total mortgage-backed securities	107,391	354	(1,820)	105,925
U.S. Treasury and government agencies	215,210	103	(866)	214,447
Non-U.S. securities	33,455	4	(47)	33,412
Other taxable securities	6,185	3	(57)	6,131
Tax-exempt securities	9,203	14	(169)	9,048
Total available-for-sale debt securities	371,444	478	(2,959)	368,963
Other debt securities carried at fair value (1)	17,492	118	(184)	17,426
Total debt securities carried at fair value	388,936	596	(3,143)	386,389
Held-to-maturity debt securities
Agency mortgage-backed securities	387,880	—	(67,766)	320,114
U.S. Treasury and government agencies	121,252	—	(12,640)	108,612
Other taxable securities	5,631	2	(748)	4,885
Total held-to-maturity debt securities	514,763	2	(81,154)	433,611
Total debt securities	$903,699	$598	$(84,297)	$820,000

	December 31, 2025
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$34,240	$80	$(1,179)	$33,141
Agency-collateralized mortgage obligations	19,304	27	(132)	19,199
Commercial	38,688	191	(385)	38,494
Non-agency residential	273	55	(56)	272
Total mortgage-backed securities	92,505	353	(1,752)	91,106
U.S. Treasury and government agencies	250,065	390	(621)	249,834
Non-U.S. securities	31,765	20	(18)	31,767
Other taxable securities	6,328	12	(36)	6,304
Tax-exempt securities	7,948	15	(176)	7,787
Total available-for-sale debt securities	388,611	790	(2,603)	386,798
Other debt securities carried at fair value (1)	16,066	200	(89)	16,177
Total debt securities carried at fair value	404,677	990	(2,692)	402,975
Held-to-maturity debt securities
Agency mortgage-backed securities	395,415	—	(67,309)	328,106
U.S. Treasury and government agencies	121,242	—	(12,225)	109,017
Other taxable securities	6,028	2	(723)	5,307
Total held-to-maturity debt securities	522,685	2	(80,257)	442,430
Total debt securities	$927,362	$992	$(82,949)	$845,405

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

FTE basis data (1)
Net interest income	$15,907	$15,915	$15,387	$14,815	$14,588
Total revenue, net of interest expense	30,434	28,532	29,194	27,588	28,392
Net interest yield	2.07%	2.08%	2.01%	1.94%	1.99%
Efficiency ratio	60.89	61.11	59.39	62.28	62.59

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $162 million, $165 million, $154 million, $145 million and $145 million for the first quarter of 2026 and the fourth, third, second and first quarters of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2026
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$15,907	$8,993	$1,862	$3,230	$1,861	$(39)
Noninterest income
Fees and commissions:
Card income	1,493	1,273	2	202	16	—
Service charges	1,674	638	32	904	100	—
Investment and brokerage services	5,541	102	4,671	11	760	(3)
Investment banking fees	1,841	—	82	1,047	762	(50)
Total fees and commissions	10,549	2,013	4,787	2,164	1,638	(53)
Market making and similar activities	3,637	7	31	81	3,721	(203)
Other income (loss)	341	36	32	812	(111)	(428)
Total noninterest income (loss)	14,527	2,056	4,850	3,057	5,248	(684)
Total revenue, net of interest expense	30,434	11,049	6,712	6,287	7,109	(723)
Provision for credit losses	1,337	1,132	2	185	27	(9)
Noninterest expense	18,531	5,837	4,938	3,223	4,370	163
Income (loss) before income taxes	10,566	4,080	1,772	2,879	2,712	(877)
Income tax expense (benefit)	1,982	1,020	443	792	705	(978)
Net income	$8,584	$3,060	$1,329	$2,087	$2,007	$101

Average
Total loans and leases	$1,189,528	$322,164	$262,150	$396,988	$201,237	$6,989
Total assets (1)	3,512,490	1,034,670	333,409	749,898	1,101,576	292,937
Total deposits	2,016,929	950,809	286,578	647,583	39,752	92,207
Period end
Total loans and leases	$1,205,035	$321,196	$264,070	$406,982	$205,941	$6,846
Total assets (1)	3,496,186	1,058,618	336,511	745,299	1,091,745	264,013
Total deposits	2,037,663	973,306	287,719	647,018	38,012	91,608

	Fourth Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$15,915	$9,090	$1,870	$3,238	$1,750	$(33)
Noninterest income
Fees and commissions:
Card income	1,566	1,341	7	203	15	—
Service charges	1,649	638	29	885	97	—
Investment and brokerage services	5,300	98	4,563	14	628	(3)
Investment banking fees	1,666	—	69	973	656	(32)
Total fees and commissions	10,181	2,077	4,668	2,075	1,396	(35)
Market making and similar activities	2,074	7	34	67	2,001	(35)
Other income (loss)	362	27	46	858	157	(726)
Total noninterest income (loss)	12,617	2,111	4,748	3,000	3,554	(796)
Total revenue, net of interest expense	28,532	11,201	6,618	6,238	5,304	(829)
Provision for credit losses	1,308	1,066	(3)	243	12	(10)
Noninterest expense	17,437	5,729	4,747	3,118	3,906	(63)
Income (loss) before income taxes	9,787	4,406	1,874	2,877	1,386	(756)
Income tax expense (benefit)	2,140	1,102	469	791	402	(624)
Net income (loss)	$7,647	$3,304	$1,405	$2,086	$984	$(132)

Average
Total loans and leases	$1,170,895	$322,678	$256,968	$386,319	$197,822	$7,108
Total assets (1)	3,427,791	1,027,783	324,446	754,999	1,026,282	294,281
Total deposits	2,012,523	945,394	279,456	656,120	37,875	93,678
Period end
Total loans and leases	$1,185,700	$325,871	$261,303	$388,998	$202,733	$6,795
Total assets (1)	3,411,738	1,039,346	335,495	734,710	1,032,858	269,329
Total deposits	2,018,729	956,265	289,854	641,211	40,614	90,785

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,588	$8,505	$1,765	$3,151	$1,189	$(22)
Noninterest income
Fees and commissions:
Card income	1,518	1,297	10	202	14	(5)
Service charges	1,561	618	27	826	89	1
Investment and brokerage services	4,813	83	4,089	18	627	(4)
Investment banking fees	1,523	—	69	847	681	(74)
Total fees and commissions	9,415	1,998	4,195	1,893	1,411	(82)
Market making and similar activities	3,584	8	34	66	3,622	(146)
Other income (loss)	805	(18)	22	882	363	(444)
Total noninterest income (loss)	13,804	1,988	4,251	2,841	5,396	(672)
Total revenue, net of interest expense	28,392	10,493	6,016	5,992	6,585	(694)
Provision for credit losses	1,480	1,292	14	154	28	(8)
Noninterest expense	17,770	5,826	4,659	3,184	3,811	290
Income (loss) before income taxes	9,142	3,375	1,343	2,654	2,746	(976)
Income tax expense (benefit)	1,782	844	336	730	796	(924)
Net income (loss)	$7,360	$2,531	$1,007	$1,924	$1,950	$(52)

Average
Total loans and leases	$1,093,738	$315,038	$232,326	$378,733	$159,625	$8,016
Total assets (1)	3,349,011	1,029,320	330,607	673,883	969,282	345,919
Total deposits	1,958,332	947,550	286,399	575,185	38,809	110,389
Period end
Total loans and leases	$1,110,625	$318,337	$234,304	$384,208	$166,348	$7,428
Total assets (1)	3,349,039	1,054,637	329,816	687,169	959,477	317,940
Total deposits	1,989,564	972,064	285,063	591,619	38,268	102,550

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net interest income	$8,993	$9,090	$8,988	$8,726	$8,505
Noninterest income:
Card income	1,273	1,341	1,403	1,415	1,297
Service charges	638	638	645	627	618
All other income	145	132	130	45	73
Total noninterest income	2,056	2,111	2,178	2,087	1,988
Total revenue, net of interest expense	11,049	11,201	11,166	10,813	10,493

Provision for credit losses	1,132	1,066	1,009	1,282	1,292

Noninterest expense	5,837	5,729	5,575	5,567	5,826
Income before income taxes	4,080	4,406	4,582	3,964	3,375
Income tax expense	1,020	1,102	1,145	991	844
Net income	$3,060	$3,304	$3,437	$2,973	$2,531

Net interest yield	3.66%	3.64%	3.59%	3.51%	3.48%
Efficiency ratio	52.82	51.15	49.92	51.48	55.53
Return on average allocated capital (1)	27	30	31	27	23

Balance Sheet
Average
Total loans and leases	$322,164	$322,678	$320,297	$319,142	$315,038
Total earning assets (2)	996,431	989,897	992,007	996,193	992,252
Total assets (2)	1,034,670	1,027,783	1,029,529	1,033,776	1,029,320
Total deposits	950,809	945,394	947,414	951,986	947,550
Allocated capital (1)	45,500	44,000	44,000	44,000	44,000

Period end
Total loans and leases	$321,196	$325,871	$321,905	$320,908	$318,337
Total earning assets (2)	1,019,832	998,969	994,931	999,094	1,016,785
Total assets (2)	1,058,618	1,039,346	1,032,826	1,037,407	1,054,637
Total deposits	973,306	956,265	949,100	954,373	972,064

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Average deposit balances
Checking	$560,652	$555,202	$553,438	$556,030	$551,555
Savings	51,256	50,843	51,840	53,077	52,985
MMS	229,315	228,437	232,892	238,285	241,423
CDs and IRAs	105,954	107,364	105,633	100,957	98,023
Other	3,632	3,548	3,611	3,637	3,564
Total average deposit balances	$950,809	$945,394	$947,414	$951,986	$947,550

Deposit spreads (excludes noninterest costs)
Checking	3.07%	3.02%	2.96%	2.90%	2.81%
Savings	3.39	3.33	3.28	3.21	3.13
MMS	3.59	3.56	3.52	3.45	3.38
CDs and IRAs	1.24	1.25	1.37	1.49	1.57
Other	3.68	4.27	4.13	4.18	4.26
Total deposit spreads	3.01	2.97	2.94	2.91	2.85

Consumer investment assets (1)	$573,254	$599,110	$580,391	$539,727	$497,680

Active digital banking users (in thousands) (2)	49,986	49,323	49,198	48,998	49,028
Active mobile banking users (in thousands) (3)	41,766	41,427	41,258	40,840	40,492
Financial centers	3,540	3,628	3,649	3,664	3,681
ATMs	14,902	14,909	14,920	14,904	14,866

Total credit card (4)
Loans
Average credit card outstandings	$103,087	$102,992	$100,966	$100,013	$100,173
Ending credit card outstandings	102,833	106,027	102,109	101,209	99,731
Credit quality
Net charge-offs	$924	$882	$880	$954	$1,001
	3.64%	3.40%	3.46%	3.82%	4.05%
30+ delinquency	$2,512	$2,604	$2,464	$2,388	$2,497
	2.44%	2.46%	2.41%	2.36%	2.50%
90+ delinquency	$1,341	$1,352	$1,259	$1,257	$1,334
	1.30%	1.27%	1.23%	1.24%	1.34%
Other total credit card indicators (4)
Gross interest yield	11.64%	11.76%	12.17%	12.06%	12.12%
Risk-adjusted margin	6.69	7.02	7.48	7.07	6.68
New accounts (in thousands)	884	855	929	834	913
Purchase volumes	$92,972	$99,622	$95,116	$94,814	$88,208

Debit card data
Purchase volumes	$151,934	$155,070	$150,048	$149,288	$140,197

Loan production (5)
Consumer Banking:
First mortgage	$3,066	$4,176	$3,052	$3,052	$1,857
Home equity	2,000	2,159	2,326	2,241	1,834
Total (6):
First mortgage	$6,432	$8,463	$6,751	$6,604	$4,508
Home equity	2,462	2,620	2,800	2,766	2,214

(1)    Includes client brokerage assets, deposit sweep balances, brokered certificates of deposit (CDs), and assets under management (AUM) in Consumer Banking.
(2)    Represents mobile and/or online active users over the past 90 days.
(3)    Represents mobile active users over the past 90 days.
(4)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(5)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(6)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net interest income	$1,862	$1,870	$1,800	$1,762	$1,765
Noninterest income:
Investment and brokerage services	4,671	4,563	4,334	4,033	4,089
All other income	179	185	178	142	162
Total noninterest income	4,850	4,748	4,512	4,175	4,251
Total revenue, net of interest expense	6,712	6,618	6,312	5,937	6,016

Provision for credit losses	2	(3)	4	20	14

Noninterest expense	4,938	4,747	4,622	4,593	4,659
Income before income taxes	1,772	1,874	1,686	1,324	1,343
Income tax expense	443	469	421	331	336
Net income	$1,329	$1,405	$1,265	$993	$1,007

Net interest yield	2.37%	2.39%	2.33%	2.31%	2.26%
Efficiency ratio	73.58	71.75	73.22	77.36	77.44
Return on average allocated capital (1)	24	28	26	20	21

Balance Sheet
Average
Total loans and leases	$262,150	$256,968	$245,523	$237,377	$232,326
Total earning assets (2)	318,978	309,916	306,384	306,490	316,887
Total assets (2)	333,409	324,446	320,484	320,224	330,607
Total deposits	286,578	279,456	276,534	276,825	286,399
Allocated capital (1)	22,250	19,750	19,750	19,750	19,750

Period end
Total loans and leases	$264,070	$261,303	$252,986	$241,142	$234,304
Total earning assets (2)	321,554	320,899	310,732	305,793	315,663
Total assets (2)	336,511	335,495	325,605	320,820	329,816
Total deposits	287,719	289,854	278,931	275,778	285,063

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Revenue by Business
Merrill Wealth Management	$5,579	$5,494	$5,261	$4,942	$5,019
Bank of America Private Bank	1,133	1,124	1,051	995	997
Total revenue, net of interest expense	$6,712	$6,618	$6,312	$5,937	$6,016

Client Balances by Business, at period end
Merrill Wealth Management	$3,815,389	$3,992,312	$3,896,124	$3,695,213	$3,486,594
Bank of America Private Bank	757,017	759,082	744,675	700,018	670,600
Total client balances	$4,572,406	$4,751,394	$4,640,799	$4,395,231	$4,157,194

Client Balances by Type, at period end
Assets under management (1)	$2,115,782	$2,177,708	$2,109,946	$1,986,523	$1,855,657
Brokerage and other assets	1,946,617	2,067,937	2,040,748	1,932,182	1,821,203
Deposits	287,719	289,854	278,931	275,778	285,063
Loans and leases (2)	266,657	263,819	255,381	243,409	236,641
Less: Managed deposits in assets under management	(44,369)	(47,924)	(44,207)	(42,661)	(41,370)
Total client balances	$4,572,406	$4,751,394	$4,640,799	$4,395,231	$4,157,194

Assets Under Management Rollforward
Assets under management, beginning balance	$2,177,708	$2,109,946	$1,986,523	$1,855,657	$1,882,211
Net client flows	20,372	20,209	23,517	14,314	23,957
Market valuation/other	(82,298)	47,553	99,906	116,552	(50,511)
Total assets under management, ending balance	$2,115,782	$2,177,708	$2,109,946	$1,986,523	$1,855,657

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net interest income	$3,230	$3,238	$3,141	$3,081	$3,151
Noninterest income:
Service charges	904	885	863	864	826
Investment banking fees	1,047	973	1,155	767	847
All other income	1,106	1,142	1,030	977	1,168
Total noninterest income	3,057	3,000	3,048	2,608	2,841
Total revenue, net of interest expense	6,287	6,238	6,189	5,689	5,992

Provision for credit losses	185	243	269	277	154

Noninterest expense	3,223	3,118	3,044	3,070	3,184
Income before income taxes	2,879	2,877	2,876	2,342	2,654
Income tax expense	792	791	791	644	730
Net income	$2,087	$2,086	$2,085	$1,698	$1,924

Net interest yield	1.91%	1.86%	1.87%	1.94%	2.10%
Efficiency ratio	51.27	50.01	49.16	53.98	53.14
Return on average allocated capital (1)	16	16	16	13	15

Balance Sheet
Average
Total loans and leases	$396,988	$386,319	$388,482	$387,864	$378,733
Total earning assets (2)	685,393	690,069	665,143	638,259	608,793
Total assets (2)	749,898	754,999	730,206	703,326	673,883
Total deposits	647,583	656,120	631,560	603,410	575,185
Allocated capital (1)	54,250	50,750	50,750	50,750	50,750

Period end
Total loans and leases	$406,982	$388,998	$386,828	$390,691	$384,208
Total earning assets (2)	681,219	671,354	671,971	673,069	622,078
Total assets (2)	745,299	734,710	737,640	739,214	687,169
Total deposits	647,018	641,211	640,801	643,529	591,619

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Investment Banking fees (1)
Advisory (2)	$497	$541	$536	$291	$339
Debt issuance	420	321	472	346	409
Equity issuance	130	111	147	130	99
Total Investment Banking fees (3)	$1,047	$973	$1,155	$767	$847

Business Lending
Corporate	$1,092	$1,031	$1,045	$1,006	$949
Commercial	1,137	1,181	1,135	1,141	1,109
Business Banking	48	51	56	55	54
Total Business Lending revenue	$2,277	$2,263	$2,236	$2,202	$2,112

Global Transaction Services
Corporate	$1,406	$1,415	$1,326	$1,270	$1,288
Commercial	1,095	1,131	1,043	1,018	1,032
Business Banking	384	397	370	361	360
Total Global Transaction Services revenue	$2,885	$2,943	$2,739	$2,649	$2,680

Average deposit balances
Interest-bearing	$493,498	$502,455	$483,285	$453,768	$422,300
Noninterest-bearing	154,085	153,665	148,275	149,642	152,885
Total average deposits	$647,583	$656,120	$631,560	$603,410	$575,185

Provision for credit losses	$185	$243	$269	$277	$154

Credit quality (4, 5)
Reservable criticized utilized exposure	$20,576	$21,010	$22,637	$24,298	$24,446
	4.79%	5.11%	5.55%	5.90%	6.04%

Nonperforming loans, leases and foreclosed properties	$2,550	$2,620	$2,395	$3,114	$2,987
	0.63%	0.68%	0.62%	0.80%	0.78%

Average loans and leases by product
U.S. commercial	$249,606	$242,890	$244,131	$242,431	$235,518
Non-U.S. commercial	80,905	78,363	79,811	80,672	78,141
Commercial real estate	49,922	48,313	48,256	48,397	48,939
Commercial lease financing	16,555	16,752	16,282	16,364	16,135
Other	—	1	2	—	—
Total average loans and leases	$396,988	$386,319	$388,482	$387,864	$378,733

Total Corporation Investment Banking fees
Advisory (2)	$553	$590	$583	$333	$384
Debt issuance	986	810	1,109	837	942
Equity issuance	353	297	362	328	272
Total investment banking fees including self-led deals	1,892	1,697	2,054	1,498	1,598
Self-led deals	(51)	(31)	(41)	(70)	(75)
Total Investment Banking fees	$1,841	$1,666	$2,013	$1,428	$1,523

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is calculated as nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net interest income	$1,861	$1,750	$1,484	$1,267	$1,189
Noninterest income:
Investment and brokerage services	760	628	614	642	627
Investment banking fees	762	656	834	666	681
Market making and similar activities	3,721	2,001	3,141	3,300	3,622
All other income	5	269	152	107	466
Total noninterest income	5,248	3,554	4,741	4,715	5,396
Total revenue, net of interest expense (1)	7,109	5,304	6,225	5,982	6,585

Provision for credit losses	27	12	9	22	28

Noninterest expense	4,370	3,906	3,895	3,806	3,811
Income before income taxes	2,712	1,386	2,321	2,154	2,746
Income tax expense	705	402	673	625	796
Net income	$2,007	$984	$1,648	$1,529	$1,950

Efficiency ratio	61.47%	73.64%	62.58%	63.61%	57.88%
Return on average allocated capital (2)	15	8	13	13	16

Balance Sheet
Average
Total trading-related assets	$729,973	$666,609	$676,621	$700,413	$668,237
Total loans and leases	201,237	197,822	190,994	176,368	159,625
Total earning assets	874,270	820,324	813,197	825,835	767,592
Total assets	1,101,576	1,026,282	1,024,300	1,022,955	969,282
Total deposits	39,752	37,875	37,588	38,040	38,809
Allocated capital (2)	53,500	49,000	49,000	49,000	49,000

Period end
Total trading-related assets	$727,035	$670,949	$638,176	$670,649	$660,267
Total loans and leases	205,941	202,733	196,759	187,357	166,348
Total earning assets	866,402	814,196	793,246	806,289	761,826
Total assets	1,091,745	1,032,858	997,908	1,017,594	959,477
Total deposits	38,012	40,614	36,883	38,232	38,268

Trading-related assets (average)
Trading account securities	$387,514	$357,802	$361,610	$343,971	$346,590
Reverse repurchases	157,053	132,317	138,908	169,064	143,605
Securities borrowed	140,148	135,904	135,615	146,889	136,800
Derivative assets	45,258	40,586	40,488	40,489	41,242
Total trading-related assets	$729,973	$666,609	$676,621	$700,413	$668,237

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 20.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Sales and trading revenue (1)
Fixed-income, currencies and commodities	$3,545	$2,501	$3,092	$3,195	$3,479
Equities	2,842	2,015	2,270	2,133	2,186
Total sales and trading revenue	$6,387	$4,516	$5,362	$5,328	$5,665

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$3,496	$2,517	$3,078	$3,249	$3,464
Equities	2,828	2,016	2,270	2,130	2,182
Total sales and trading revenue, excluding net debit valuation adjustment	$6,324	$4,533	$5,348	$5,379	$5,646

Sales and trading revenue breakdown
Net interest income	$1,692	$1,612	$1,340	$1,119	$1,034
Commissions	760	628	614	642	626
Trading	3,721	2,001	3,140	3,299	3,622
Other	214	275	268	268	383
Total sales and trading revenue	$6,387	$4,516	$5,362	$5,328	$5,665

(1)    Includes Global Banking sales and trading revenue of $242 million, $183 million, $172 million, $212 million and $(37) million for the first quarter of 2026 and the fourth, third, second and first quarters of 2025, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $63 million, $(17) million, $14 million, $(51) million and $19 million for the first quarter of 2026 and the fourth, third, second and first quarters of 2025, respectively. FICC net DVA gains (losses) were $49 million, $(16) million, $14 million, $(54) million and $15 million for the first quarter of 2026 and the fourth, third, second and first quarters of 2025, respectively. Equities net DVA gains (losses) were $14 million, $(1) million, $0, $3 million and $4 million for the first quarter of 2026 and the fourth, third, second and first quarters of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Net interest income	$(39)	$(33)	$(26)	$(21)	$(22)
Noninterest income (loss)	(684)	(796)	(672)	(812)	(672)
Total revenue, net of interest expense	(723)	(829)	(698)	(833)	(694)

Provision for credit losses	(9)	(10)	4	(9)	(8)

Noninterest expense	163	(63)	201	147	290
Loss before income taxes	(877)	(756)	(903)	(971)	(976)
Income tax expense (benefit)	(978)	(624)	(800)	(948)	(924)
Net income (loss)	$101	$(132)	$(103)	$(23)	$(52)

Balance Sheet
Average
Total loans and leases	$6,989	$7,108	$7,739	$7,702	$8,016
Total assets (2)	292,937	294,281	328,928	349,999	345,919
Total deposits	92,207	93,678	98,338	103,500	110,389

Period end
Total loans and leases	$6,846	$6,795	$7,422	$6,958	$7,428
Total assets (3)	264,013	269,329	309,170	325,763	317,940
Total deposits	91,608	90,785	96,493	99,701	102,550

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion, $1.0 trillion, $994.4 billion, $981.6 billion and $976.7 billion for the first quarter of 2026 and the fourth, third, second and first quarters of 2025, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion for all periods presented.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2026	December 31 2025	March 31 2025
Consumer
Residential mortgage	$236,176	$236,302	$235,246
Home equity	26,762	26,823	25,666
Credit card	102,833	106,027	99,731
Direct/Indirect consumer (1)	113,954	114,130	106,984
Other consumer (2)	153	144	153
Total consumer loans excluding loans accounted for under the fair value option	479,878	483,426	467,780
Consumer loans accounted for under the fair value option (3)	158	165	221
Total consumer	480,036	483,591	468,001

Commercial
U.S. commercial	451,951	436,242	393,413
Non-U.S. commercial	160,722	155,045	141,327
Commercial real estate (4)	69,615	68,748	65,539
Commercial lease financing	15,945	16,241	15,698
	698,233	676,276	615,977
U.S. small business commercial	23,167	22,500	21,482
Total commercial loans excluding loans accounted for under the fair value option	721,400	698,776	637,459
Commercial loans accounted for under the fair value option (3)	3,599	3,333	5,165
Total commercial	724,999	702,109	642,624
Total loans and leases	$1,205,035	$1,185,700	$1,110,625

(1)Includes primarily auto and specialty lending loans and leases of $53.9 billion, $55.3 billion and $54.1 billion, U.S. securities-based lending loans of $56.2 billion, $55.0 billion and $49.3 billion and non-U.S. consumer loans of $3.1 billion, $3.0 billion and $2.8 billion at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $56 million, $58 million and $60 million and home equity loans of $102 million, $107 million and $161 million at March 31, 2026, December 31, 2025 and March 31, 2025, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.5 billion, $2.1 billion and $4.0 billion and non-U.S. commercial loans of $1.1 billion, $1.2 billion and $1.2 billion at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.
(4)Includes U.S. commercial real estate loans of $64.2 billion, $62.7 billion and $59.7 billion and non-U.S. commercial real estate loans of $5.5 billion, $6.0 billion and $5.8 billion at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2026
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$236,089	$116,294	$111,042	$—	$3,171	$5,582
Home equity	26,884	22,837	2,912	—	97	1,038
Credit card	103,087	99,554	3,533	—	—	—
Direct/Indirect and other consumer	114,167	54,862	59,302	—	—	3
Total consumer	480,227	293,547	176,789	—	3,268	6,623

Commercial
U.S. commercial	466,097	28,593	75,618	249,606	112,145	135
Non-U.S. commercial	158,080	—	666	80,905	76,036	473
Commercial real estate	68,829	24	9,077	49,922	9,788	18
Commercial lease financing	16,295	—	—	16,555	—	(260)
Total commercial	709,301	28,617	85,361	396,988	197,969	366
Total loans and leases	$1,189,528	$322,164	$262,150	$396,988	$201,237	$6,989

	Fourth Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,813	$116,678	$110,119	$1	$3,276	$5,739
Home equity	26,798	22,745	2,874	—	97	1,082
Credit card	102,992	99,408	3,585	—	—	(1)
Direct/Indirect and other consumer	112,803	55,406	57,393	—	—	4
Total consumer	478,406	294,237	173,971	1	3,373	6,824

Commercial
U.S. commercial	455,781	28,415	73,429	242,890	110,850	197
Non-U.S. commercial	152,913	1	648	78,363	73,563	338
Commercial real estate	67,312	25	8,920	48,313	10,036	18
Commercial lease financing	16,483	—	—	16,752	—	(269)
Total commercial	692,489	28,441	82,997	386,318	194,449	284
Total loans and leases	$1,170,895	$322,678	$256,968	$386,319	$197,822	$7,108

	First Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,638	$114,550	$107,239	$—	$657	$6,192
Home equity	25,849	21,872	2,599	—	150	1,228
Credit card	100,173	96,759	3,414	—	—	—
Direct/Indirect and other consumer	106,847	54,689	52,155	—	—	3
Total consumer	461,507	287,870	165,407	—	807	7,423

Commercial
U.S. commercial	411,783	27,148	58,404	235,518	90,550	163
Non-U.S. commercial	138,853	—	708	78,141	59,302	702
Commercial real estate	65,751	20	7,807	48,939	8,966	19
Commercial lease financing	15,844	—	—	16,135	—	(291)
Total commercial	632,231	27,168	66,919	378,733	158,818	593
Total loans and leases	$1,093,738	$315,038	$232,326	$378,733	$159,625	$8,016

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2026	December 31 2025	March 31 2025	March 31 2026	December 31 2025	March 31 2025
Asset managers and funds	$157,305	$149,178	$116,857	$242,756	$234,323	$190,223
Finance companies	95,327	94,444	77,795	130,766	129,652	109,820
Capital goods	57,647	54,293	52,912	112,724	108,722	101,909
Real estate(5)	70,282	69,939	68,311	97,921	99,454	95,300
Healthcare equipment and services	36,833	35,417	36,501	72,982	71,944	65,887
Materials	30,743	29,094	28,434	62,554	61,872	61,164
Individuals and trusts	45,685	43,556	35,181	60,264	59,713	50,091
Consumer services	30,043	29,757	29,144	55,913	55,291	52,708
Retailing	27,372	25,648	26,606	54,295	55,313	53,773
Government and public education	35,316	33,874	32,872	52,863	50,898	52,009
Food, beverage and tobacco	24,922	25,561	25,209	49,940	51,016	50,875
Media	13,868	11,324	10,120	46,086	43,691	22,911
Commercial services and supplies	25,013	24,680	25,724	45,869	46,058	45,275
Utilities	19,604	18,670	18,822	44,913	43,554	42,774
Energy	15,544	13,199	13,968	42,721	39,122	35,560
Transportation	24,512	24,772	23,426	37,832	37,707	35,836
Software and services	17,555	15,317	11,169	34,947	32,070	25,229
Technology hardware and equipment	12,767	11,488	9,758	31,820	30,519	28,358
Global commercial banks	24,815	22,377	20,802	27,790	25,327	24,341
Vehicle dealers	19,414	19,222	18,050	25,081	24,669	23,542
Pharmaceuticals and biotechnology	7,359	7,166	7,704	24,615	23,325	21,911
Insurance	12,156	11,443	10,820	23,995	23,762	22,050
Consumer durables and apparel	9,642	9,612	9,615	21,722	23,299	21,292
Automobiles and components	7,772	8,129	8,136	16,257	17,284	17,270
Telecommunication services	6,946	6,525	9,320	15,896	15,686	17,824
Food and staples retailing	5,872	5,313	7,129	11,157	10,836	12,594
Financial markets infrastructure (clearinghouses)	6,561	6,101	3,956	8,784	8,336	6,676
Religious and social organizations	2,258	2,290	2,442	4,302	4,245	4,188
Total commercial credit exposure by industry	$843,133	$808,389	$740,783	$1,456,765	$1,427,688	$1,291,390

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $71.8 billion, $70.6 billion and $56.8 billion at March 31, 2026, December 31, 2025 and March 31, 2025, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $30.8 billion, $27.2 billion and $26.5 billion, which consists primarily of other marketable securities, at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.
(2)Total utilized and total committed exposure includes loans of $3.6 billion, $3.3 billion and $5.2 billion and issued letters of credit with a notional amount of $63 million, $77 million and $40 million accounted for under the fair value option at March 31, 2026, December 31, 2025 and March 31, 2025, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.4 billion, $2.3 billion and $2.0 billion at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2026	December 31 2025	September 30 2025	June 30 2025	March 31 2025
Residential mortgage	$2,103	$2,008	$1,972	$2,008	$2,036
Home equity	391	392	386	393	410
Direct/Indirect consumer	186	176	173	163	167
Total consumer	2,680	2,576	2,531	2,564	2,613
U.S. commercial	1,488	1,404	1,131	1,277	1,157
Non-U.S. commercial	334	80	107	102	111
Commercial real estate	1,191	1,596	1,470	1,964	2,145
Commercial lease financing	85	97	59	35	26
	3,098	3,177	2,767	3,378	3,439
U.S. small business commercial	53	51	49	39	31
Total commercial	3,151	3,228	2,816	3,417	3,470
Total nonperforming loans and leases	5,831	5,804	5,347	5,981	6,083
Foreclosed properties	102	101	123	123	118
Total nonperforming loans, leases, and foreclosed properties (1, 2)	$5,933	$5,905	$5,470	$6,104	$6,201

Fully-insured home loans past due 30 days or more and still accruing	$458	$450	$439	$419	$460
Consumer credit card past due 30 days or more and still accruing	2,512	2,604	2,464	2,388	2,497
Other loans past due 30 days or more and still accruing	4,248	3,834	3,637	3,240	3,531
Total loans past due 30 days or more and still accruing (3, 4)	$7,218	$6,888	$6,540	$6,047	$6,488

Fully-insured home loans past due 90 days or more and still accruing	$240	$207	$201	$196	$234
Consumer credit card past due 90 days or more and still accruing	1,341	1,351	1,260	1,257	1,334
Other loans past due 90 days or more and still accruing	436	563	637	298	299
Total loans past due 90 days or more and still accruing (4)	$2,017	$2,121	$2,098	$1,751	$1,867

Nonperforming loans, leases and foreclosed properties/Total assets (5)	0.17%	0.17%	0.16%	0.18%	0.19%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (5)	0.49	0.50	0.47	0.54	0.56
Nonperforming loans and leases/Total loans and leases (5)	0.49	0.49	0.46	0.52	0.55
Commercial reservable criticized utilized exposure (6)	$24,339	$24,748	$26,332	$27,904	$27,652
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (5)	3.21%	3.37%	3.67%	3.98%	4.12%
Total commercial criticized utilized exposure/Commercial utilized exposure (6)	3.20	3.36	3.62	3.88	4.35

(1)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(2)Balances do not include nonperforming loans held-for-sale of $500 million, $517 million, $521 million, $481 million and $583 million at March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.
(3)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $4 million, $9 million, $49 million, $27 million and $37 million at March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.
(4)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(5)Total assets and total loans and leases do not include loans accounted for under the fair value option of $3.8 billion, $3.5 billion, $6.7 billion, $6.9 billion and $5.4 billion at March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.
(6)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,576	$2,531	$2,564	$2,613	$2,647
Additions	395	294	253	264	242
Reductions:
Paydowns and payoffs	(118)	(103)	(137)	(132)	(111)
Sales	—	—	(1)	(1)	(1)
Returns to performing status (2)	(150)	(131)	(136)	(157)	(154)
Charge-offs (3)	(15)	(10)	(5)	(13)	(5)
Transfers to foreclosed properties	(8)	(5)	(7)	(10)	(5)
Total net additions (reductions) to nonperforming loans and leases	104	45	(33)	(49)	(34)
Total nonperforming consumer loans and leases, end of period	2,680	2,576	2,531	2,564	2,613
Foreclosed properties	92	90	97	94	88
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,772	$2,666	$2,628	$2,658	$2,701

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$3,228	$2,816	$3,417	$3,470	$3,328
Additions	665	883	550	1,105	644
Reductions:
Paydowns	(278)	(259)	(834)	(484)	(275)
Sales	(225)	(30)	(19)	(107)	—
Returns to performing status (5)	(2)	(5)	(12)	(219)	(9)
Charge-offs	(237)	(177)	(286)	(348)	(218)
Total net additions (reductions) to nonperforming loans and leases	(77)	412	(601)	(53)	142
Total nonperforming commercial loans and leases, end of period	3,151	3,228	2,816	3,417	3,470
Foreclosed properties	10	11	26	29	30
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,161	$3,239	$2,842	$3,446	$3,500

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 25.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	First Quarter 2026		Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$5	0.01%	$(2)	—%	$(1)	—%	$2	—%	$—	—%
Home equity	(7)	(0.09)	(8)	(0.12)	(11)	(0.17)	(10)	(0.15)	(12)	(0.19)
Credit card	924	3.64	882	3.40	880	3.46	954	3.82	1,001	4.05
Direct/Indirect consumer	74	0.26	63	0.22	55	0.20	47	0.17	70	0.27
Other consumer	63	n/m	57	n/m	55	n/m	66	n/m	60	n/m
Total consumer	1,059	0.89	992	0.82	978	0.82	1,059	0.90	1,119	0.98
U.S. commercial	132	0.12	92	0.09	135	0.13	129	0.13	70	0.07
Non-U.S. commercial	7	0.02	24	0.06	—	—	—	—	7	0.02
Total commercial and industrial	139	0.09	116	0.08	135	0.09	129	0.09	77	0.06
Commercial real estate	56	0.33	46	0.27	120	0.72	202	1.24	123	0.75
Commercial lease financing	12	0.30	3	0.07	—	—	1	0.02	—	—
	207	0.12	165	0.10	255	0.16	332	0.21	200	0.13
U.S. small business commercial	143	2.55	130	2.29	134	2.41	134	2.48	133	2.57
Total commercial	350	0.20	295	0.17	389	0.23	466	0.29	333	0.22
Total net charge-offs	$1,409	0.48	$1,287	0.44	$1,367	0.47	$1,525	0.55	$1,452	0.54

By Business Segment and All Other
Consumer Banking	$1,208	1.52%	$1,133	1.39%	$1,122	1.39%	$1,200	1.51%	$1,262	1.62%
Global Wealth & Investment Management	13	0.02	5	0.01	8	0.01	10	0.02	9	0.02
Global Banking	164	0.17	160	0.17	250	0.26	303	0.32	187	0.20
Global Markets	33	0.07	—	—	(1)	—	25	0.06	6	0.01
All Other	(9)	(0.58)	(11)	(0.63)	(12)	(0.61)	(13)	(0.68)	(12)	(0.62)
Total net charge-offs	$1,409	0.48	$1,287	0.44	$1,367	0.47	$1,525	0.55	$1,452	0.54

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2026		December 31, 2025		March 31, 2025
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$303	0.13%	$294	0.12%	$290	0.12%
Home equity	114	0.43	122	0.46	50	0.19
Credit card	7,095	6.90	7,197	6.79	7,434	7.45
Direct/Indirect consumer	705	0.62	713	0.63	710	0.66
Other consumer	54	n/m	54	n/m	68	n/m
Total consumer	8,271	1.72	8,380	1.73	8,552	1.83
U.S. commercial (2)	3,051	0.64	2,967	0.65	2,739	0.66
Non-U.S. commercial	837	0.52	801	0.52	720	0.51
Commercial real estate	939	1.35	1,007	1.46	1,204	1.84
Commercial lease financing	50	0.32	48	0.29	41	0.27
Total commercial	4,877	0.68	4,823	0.69	4,704	0.74
Allowance for loan and lease losses	13,148	1.09	13,203	1.12	13,256	1.20
Reserve for unfunded lending commitments	1,161		1,177		1,110
Allowance for credit losses	$14,309		$14,380		$14,366

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.09%		1.12%		1.20%
Allowance for loan and lease losses/Total nonperforming loans and leases		225		228		218
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.30		2.59		2.25

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 22.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.4 billion, $1.4 billion and $1.3 billion at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$10,404	$9,622	$10,408	$8,668	$8,997
Provision for credit losses	1,337	1,308	1,295	1,592	1,480
Pretax, pre-provision income	$11,741	$10,930	$11,703	$10,260	$10,477

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$302,501	$303,873	$300,381	$295,329	$294,187
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,834)	(1,853)	(1,873)	(1,893)	(1,912)
Related deferred tax liabilities	825	827	839	846	851
Tangible shareholders’ equity	$232,471	$233,826	$230,326	$225,261	$224,105
Preferred stock	(25,748)	(25,992)	(25,232)	(22,573)	(22,307)
Tangible common shareholders’ equity	$206,723	$207,834	$205,094	$202,688	$201,798

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$300,668	$303,243	$302,437	$298,021	$293,949
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,821)	(1,841)	(1,860)	(1,880)	(1,899)
Related deferred tax liabilities	821	825	828	842	846
Tangible shareholders’ equity	$230,647	$233,206	$232,384	$227,962	$223,875
Preferred stock	(24,996)	(25,992)	(25,992)	(23,495)	(20,499)
Tangible common shareholders’ equity	$205,651	$207,214	$206,392	$204,467	$203,376

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,496,186	$3,411,738	$3,403,149	$3,440,798	$3,349,039
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,821)	(1,841)	(1,860)	(1,880)	(1,899)
Related deferred tax liabilities	821	825	828	842	846
Tangible assets	$3,426,165	$3,341,701	$3,333,096	$3,370,739	$3,278,965

Book value per share of common stock
Common shareholders’ equity	$275,672	$277,251	$276,445	$274,526	$273,450
Ending common shares issued and outstanding	7,129.9	7,212.5	7,329.4	7,436.7	7,560.1
Book value per share of common stock	$38.66	$38.44	$37.72	$36.92	$36.17

Tangible book value per share of common stock
Tangible common shareholders’ equity	$205,651	$207,214	$206,392	$204,467	$203,376
Ending common shares issued and outstanding	7,129.9	7,212.5	7,329.4	7,436.7	7,560.1
Tangible book value per share of common stock	$28.84	$28.73	$28.16	$27.49	$26.90

Current-period information is preliminary and based on company data available at the time of the presentation.	29